Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Thryv Holdings, Inc. (the “Company”) for the period ending March 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph A. Walsh, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities
Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 5, 2022	By: /s/ Joseph A. Walsh
Joseph A. Walsh
Chairman of the Board and Chief Executive Officer
(Principal Executive Officer)